Safe Harbor Statement Safe Harbor statement under the Private Securities Litigation Reform Act of 1995 Statements in this presentation looking forward in time involve risks and uncertainties, including the risks associated with the effect of changing economic conditions, trends in the markets, the effect and possibility of a spinoff, the successful monetization of the patent, variations in the company's cash flow, competition, celebrity programs, business development efforts, technology availability and cost of materials and other risk factors . Factors that could cause actual results to differ materially are discussed in the Company's most recent filings with the Securities and Exchange Commission . February 12, 2014 © PAID, Inc. 2014 - All rights reserved 2

About PAID, Inc. (PAYD)

PAID INC.

Early History 1999 - 2005

- PAID began in 199T:\v368293\originals\Cycle1\jpg9 as an Internet sports memorabilia auction company.
- PAID also developed a person-to-person auction platform, AuctionInc.
- In 2002, the Company transitioned AuctionInc to provide auction management tools to help sellers expedite the process of selling online.
- 2003 Rotman Auction was one of the top 200 sellers on eBay providing over 1,000 items per sale weekly.
- In 2005 PAID launched its proprietary fan club and eCommerce platform, PCMS, based on the shipping calculator technology.
- Aerosmith was the first client launched on the new platform providing VIP experiences, merchandise, and a fan community.

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About PAID, Inc. (PAYD) February 12, 2014 • PAID launched an aggressive campaign to establish the Shipping Calculator and PCMS as the best online community product. • In 2008, the Company received it’s first patent for online shipping calculators. • 2011 PAID is granted it’s 2 nd patent for shipping calculators. • 2013 PAID receives 2 more patents and restructures the Company to focus on it’s IP. • PAID files complaint against eBay for Patent Infringement. • 2014 PAID receives another continuation patent. Later History 2005 - 2013 © PAID, Inc. 2014 - All rights reserved 4

1. Completing the separation of the intellectual property (IP) and celebrity services businesses ; 2. Identifying how to grow the celebrity services business to generate operating cash and consistent profitability without diluting shareholders; and 3. Working with legal counsel to maximize the value of PAID's IP for shareholders . February 12, 2014 New Management 2012 - 2013 PAID INC. APPOINTS AUSTIN LEWIS CEO, CHAIRMAN August 2, 2012 – PAID, Inc.’s (OTCBB: PAYD) Board of Directors today announced that it has added Austin Lewis to the Board of Directors & CEO, effective August 1, 2012….. “Austin has a long history of analyzing and evaluating companies and understands how to extract optimal value as evidenced by his turnarounds of previously unprofitable companies,” stated Andrew Pilaro , PAID, Inc. Board Member. New Management’s Short Term Goals © PAID, Inc. 2014 - All rights reserved 5

PAID’s Intellectual Property February 12, 2014 Online Shipping Calculator: • Determining the actual cost of the item to the buyer, including; handling, taxes, insurance, or other costs. • Sellers offer various promotions, such as free shipping, flat rate shipping, discounts and promotions. • A need exists for buyers and sellers on multi - vendor platforms to have better information in advance about shipping costs. • The shipping calculator expedites the checkout process, eliminates overhead costs, increases delivery of the items purchased, while reducing shopping cart abandonment. © PAID, Inc. 2014 - All rights reserved 6

Patent Portfolio Patent # 7,324,968 Method and system for improved online auction Application Filed – March 25, 2002 Patent Granted – January 29, 2008 1. Real - time calculation of shipping costs for items purchased online at auction 2. Including using a zip code as a destination locator 3. The option of multiple ship locations 4. Multiple auction items 5. At at least one bid on the item February 12, 2014 © PAID, Inc. 2014 - All rights reserved 7

Patent Portfolio Patent # 7,930,237 Continuation Patent for Method and system for improved online auction Patent Granted – April 19, 2011 1. Enhancements on the original patent with real - time calculation of shipping 2. Facilitates rapid and accurate estimation of one or multiple shipping rates 3. Across multiple shipping carriers 4. Changes from one to many seller and buyer locations 5. Characteristics of at least one auction item February 12, 2014 © PAID, Inc. 2014 - All rights reserved 8

Patent Portfolio Pa tent # 8,352,357 Continuation Patent for Method and system for improved online auction Patent Granted – January 8, 2013 1. Adding enhancements for shipping preferences 2. Determine a tax factor and tax rate 3. Calculate the shipping rate on the seller’s preferences February 12, 2014 © PAID, Inc. 2014 - All rights reserved 9

Patent Portfolio Patent # 8,521,642 Continuation Patent for Method and system for improved online auction Patent Granted – August 27, 2013 1. Enhancements on the tax factor 2. Multiple - seller offerings 3. Enhancements to the remote sellers February 12, 2014 © PAID, Inc. 2014 - All rights reserved 10

Patent Portfolio Patent # 8,635,150 Continuation Patent for Method and system for improved online auction Patent Granted – January 21, 2014 1. Enhancements to the remote seller 2. Related to third - party fulfillment options 3. Rates charged by common carriers 4. Enhancements on percentage - based rates February 12, 2014 © PAID, Inc. 2014 - All rights reserved 11

February 12, 2014 Patent to Auction Inc © PAID, Inc. 2014 - All rights reserved 12

• AuctionInc . was founded in 1997 as a person - to - person auction platform. • In 2002 PAID filed for it’s first patent to support the technology. • PAID built a shipping calculator to address the delays and extra work caused by customer communication. • The platform was transformed into online auction management software to streamline order processing and CRM . • Over time the product line has expanded to include shopping carts for ecommerce sites. • Four Continuation patents have been granted since 2011. February 12, 2014 Auction Inc - Background © PAID, Inc. 2014 - All rights reserved 13

eCommerce Services Provided • PayPal - style Shopping Cart: Robust shipping calculations that our other products offer along with its integration to Paypal for checkout . • Comprehensive Shipping Calculator: You can use this shipping calculator tool everywhere on the Internet, any website , a classified listing, or social media site. • Calculator for Mals - ecommerce & Shopify Shopping Cart: Seamless “ Plug - in” technology allows for the easiest possible set - up of our shipping module. February 12, 2014 Auction Inc © PAID, Inc. 2014 - All rights reserved 14

AuctionInc

PAID INC.

International Module for ShopCart and ShipCalc: PAID, Inc's Global Module is a direct plug into the PAID ShipCalc and ShopCart products, providing 12 services from UPS, USPS, DHL and FedEx to over 230 countries.

Shipping Calculator API: Calls made to PAID's web service return shipping calculations based upon the seller's business rules and shipping preferences, which can then be shown to potential shoppers integrated into the cart.

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How important is an Integrated Shipping Calculator when buying online? February 12, 2014 “This past year, we analyzed the removal of the shipping calculator from the product and add - to - cart pages . The only place a visitor could find the shipping calculator was on the shipping & billing page . Compared against the time period where the shipping calculator was visible on the product and cart pages, we saw a dramatic drop in conversion rates of 20% . ” By Dan T . Auction Inc © PAID, Inc. 2014 - All rights reserved 16

Forrester Research Study: • The estimated total of annual abandoned shopping cart revenue will reach $31 billion dollars . • Shipping costs are the number one reason for shopping cart abandonment. • 44 % of shopping carts are abandoned because of shipping costs are too high. • 57 % of web buyers deem standard shipping costs of up to 10% of the transaction value as reasonable February 12, 2014 Auction Inc PAID’s AuctionInc Shipping Calculator; “takes the guess out of shipping”, and can solve all of these problems for today’s shoppers © PAID, Inc. 2014 - All rights reserved 17

February 12, 2014 Auction Inc – Statistics © PAID, Inc. 2014 - All rights reserved 18

February 12, 2014 Auction Inc – Statistics • Over 1,000 Customers • Almost $20 million in revenue thru PAID’s Cart products in 2013 • Over 2.4 million calls to our API in 2013 • Only known calculator with advanced algorithms for calculating multiple items going in multiple packages. • Year - over - year growth for the last eight years © PAID, Inc. 2014 - All rights reserved 19

eCommerce Activity February 12, 2014 Important U.S. Stats • U.S. Consumers will spend $327 b illion online in 2016, up from $226 billion in 2012. By Forrester Research • 192 million U.S. consumers will shop online in 2016, up 15% from 167 million in 2012. By Forrester Research Global E - Commerce Tops $1 Trillion in 2012 According to data research aggregator eMarketer © PAID, Inc. 2014 - All rights reserved 20

Selected Financials Annual Balance Sheet 2013 (YTD) FY 2012 Cash & Investments $ 820,000 $1,576,000 Total Assets $3,106,000 $4,232,000 Total Liabilities $1,421,000 $2,546,000 Total Equity $1,680,000 $ 1,686,000 February 12, 2014 Annual Income Statement 2013 (YTD) FY 2012 Revenue $3,111,800 $13,968,000 Net (LOSS) ($156,100) ($4,146,000) © PAID, Inc. 2014 - All rights reserved 21

Selected Financials February 12, 2014 Quarterly Income Statement Q3 – 2013 Q2 – 2013 Q1 – 2013 FY 2012 Revenue $1,111 $1,069 $932 $13,968 Net (LOSS) $127 ($81) ($202) ($4,146) © PAID, Inc. 2014 - All rights reserved 22

We are fully committed and focused on the monetization of our patent portfolio with our IP partners; Hunton and Williams LLP February 12, 2014 © PAID, Inc. 2014 - All rights reserved 23